    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 8, 2004


                                                     REGISTRATION NO. 333-110993
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                               AMENDMENT NO. 1 TO


                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                         THE MAJESTIC STAR CASINO, LLC

                     THE MAJESTIC STAR CASINO CAPITAL CORP.
           AND THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE A HERETO
          (Exact names of Registrants as Specified in their Charters)

                INDIANA                                    7900                                  43-1664986
                INDIANA                                    7900                                  35-2100872
    (State or Other Jurisdiction of            (Primary Standard Industrial                   (I.R.S. Employer
     Incorporation or Organization)            Classification Code Numbers)               Identification Numbers)

                         301 FREMONT STREET, 12TH FLOOR
                            LAS VEGAS, NEVADA 89101
                                 (702) 388-2224
              (Address, including zip code, and telephone number,
                      including area code, of Registrants'
                          principal executive offices)

                                 JON S. BENNETT
                                VICE PRESIDENT,
                            CHIEF FINANCIAL OFFICER
                         THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
                         301 FREMONT STREET, 12TH FLOOR
                            LAS VEGAS, NEVADA 89101
                                 (702) 388-2224
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                WITH A COPY TO:

                               JIN-KYU KOH, ESQ.
                              DYKEMA GOSSETT PLLC
                             400 RENAISSANCE CENTER
                            DETROIT, MICHIGAN 48243
                                 (313) 568-6627

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SEC ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SCHEDULE A

                    OTHER REGISTRANTS--SUBSIDIARY GUARANTORS

                                                                              PRIMARY
                                                        STATE OR OTHER       STANDARD            IRS
                                                       JURISDICTION OF      INDUSTRIAL         EMPLOYER
                                                       INCORPORATION OR   CLASSIFICATION    IDENTIFICATION
NAME OF REGISTRANT                                       ORGANIZATION       CODE NUMBER         NUMBER
------------------                                     ----------------   ---------------   --------------
Majestic Investor, LLC...............................  Delaware                7900           35-2117363
Majestic Investor Holdings, LLC......................  Delaware                7900           36-4468392
Majestic Investor Capital Corp. .....................  Delaware                7900           36-4471622
Barden Colorado Gaming, LLC..........................  Colorado                7900           91-2118674
Barden Mississippi Gaming, LLC.......................  Mississippi             7900           62-1868783

     The address, including zip code, and telephone number, including area code, of the principal offices of the other registrants listed above is 301 Fremont Street, 12th Floor, Las Vegas, Nevada 89101 (702) 388-2224.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
 1.1**    Purchase Agreement, dated as of September 26, 2003, by and among The Majestic Star Casino, LLC, The Majestic Star
          Casino Capital Corp., Jefferies & Company, Inc. and Wells
          Fargo Securities, LLC., filed as Exhibit 1.1 to the
          Company's Registration Statement, No. 333-110993.
 3.1**    Amended and Restated Articles of Organization of The
          Majestic Star Casino, LLC, filed as Exhibit 3.1 to the
          Company's Registration Statement, No. 333-06489.
 3.2**    Third Amended and Restated Operating Agreement of The
          Majestic Star Casino, LLC dated as of March 29, 1996, filed as Exhibit 3.2 to the Company's Registration Statement, No.
          333-06489.
 3.3**    First Amendment of Third Amended and Restated Operating
          Agreement of The Majestic Star Casino, LLC, dated as of June
          18, 1999, filed as Exhibit 3.3 to the Company's Registration
          Statement, No. 333-085089.
 3.4**    Articles of Incorporation of The Majestic Star Casino
          Capital Corp., filed as Exhibit 3.4 to the Company's
          Registration Statement, No. 333-085089.
 3.5**    Bylaws of The Majestic Star Casino Capital Corp., filed as
          Exhibit 3.5 to the Company's Registration Statement, No.
          333-085089.
 3.6**    Certificate of Formation of Majestic Investor Holdings,
          LLC., filed as Exhibit 3.6 to the Company's Registration
          Statement, No. 333-110993.
 3.7**    Limited Liability Company Agreement of Majestic Investor
          Holdings, LLC dated September 25, 2001, filed as Exhibit 3.7 to the Company's Registration Statement, No. 333-110993.
 3.8**    Certificate of Incorporation of Majestic Investor Capital
          Corp., filed as Exhibit 3.8 to the Company's Registration
          Statement, No. 333-110993.
 3.9**    Bylaws of Majestic Investor Capital Corp., filed as Exhibit
          3.9 to the Company's Registration Statement, No. 333-110993.
 3.10**   Amended and Restated Articles of Organization of Barden
          Colorado Gaming, LLC., filed as Exhibit 3.10 to the
          Company's Registration Statement, No. 333-110993.
 3.11**   Operating Agreement of Barden Colorado Gaming, LLC., filed as Exhibit 3.11 to the Company's Registration Statement, No.
          333-110993.
 3.12**   Certificate of Formation of Barden Mississippi Gaming, LLC.,
          filed as Exhibit 3.12 to the Company's Registration
          Statement, No. 333-110993.
 3.13**   Certificate of Amendment to Certificate of Formation of
          Barden Mississippi Gaming, LLC, filed September 25, 2001,
          filed as Exhibit 3.13 to the Company's Registration
          Statement, No. 333-110993.
 3.14**   Certificate of Amendment to Certificate of Formation of
          Barden Mississippi Gaming, LLC, filed October 17, 2001,
          filed as Exhibit 3.14 to the Company's Registration
          Statement, No. 333-110993.
 3.15**   Amended and Restated Operating Agreement of Barden
          Mississippi Gaming, LLC., filed as Exhibit 3.15 to the
          Company's Registration Statement, No. 333-110993.
 4.1**    Indenture, dated as of October 7, 2003, among The Majestic
          Star Casino, LLC and Majestic Star Casino Capital Corp., as
          issuers, and the subsidiary guarantors, as subsidiary
          guarantors and The Bank of New York, as trustee, filed as
          Exhibit 4.1 to the Company's Registration Statement, No.
          333-110993.
 4.2**    Indenture, dated as of December 6, 2001, between Majestic
          Investor Holdings, LLC and Majestic Investor Capital Corp.,
          as issuers, Barden Colorado Gaming, LLC, Barden Nevada
          Gaming, LLC, and Barden Mississippi Gaming, LLC, as
          guarantors, and The Bank of New York, as trustee, filed as
          Exhibit 4.2 to the Company's Registration Statement, No.
          333-110993.

EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
 4.3**    Supplemental Indenture, dated as of September 25, 2003, by and among The Majestic Star Casino, LLC, The Majestic Star
          Casino Capital Corp. and The Bank of New York, filed as
          Exhibit 4.3 to the Company's Registration Statement, No.
          333-110993.
 4.4**    Supplemental Indenture, dated as of September 25, 2003, by and among Majestic Investor Holdings, Majestic Investor
          Capital Corp. and The Bank of New York, filed as Exhibit 4.4 to the Company's Registration Statement, No. 333-110993.
 4.5**    Registration Rights Agreement, dated as of October 7, 2003, among The Majestic Star Casino, LLC, The Majestic Star
          Casino Capital Corp., Jefferies & Company, Inc., and Wells
          Fargo Securities, LLC., filed as Exhibit 4.5 to the
          Company's Registration Statement, No. 333-110993.
 4.6**    Intercreditor Agreement, dated as of October 7, 2003,
          between The Bank of New York and Wells Fargo Foothill, Inc., filed as Exhibit 4.6 to the Company's Registration
          Statement, No. 333-110993.
 5.1**    Opinion of Dykema Gossett PLLC, filed as Exhibit 5.1 to the
          Company's Registration Statement, No. 333-110993.
 5.2**    Opinion of Ice Miller, filed as Exhibit 5.2 to the Company's
          Registration Statement, No. 333-110993.
 5.3**    Opinion of Watkins Ludlam Winter & Stennis, P.A., filed as
          Exhibit 5.3 to the Company's Registration Statement, No.
          333-110993.
 5.4**    Opinion of Robinson Waters & O'Dorisio, filed as Exhibit 5.4 to the Company's Registration Statement, No. 333-110993.
10.1**    Loan and Security Agreement dated as of October 7, 2003, by and among The Majestic Star Casino, LLC, certain
          subsidiaries signatory thereto, the lenders signatories
          thereto and Wells Fargo Foothill, Inc., as Agent, filed as
          Exhibit 10.1 to the Company's Registration Statement, No.
          333-110993.
10.2**    Letter Agreement, dated October 22, 2001, between Don H.
          Barden and The Majestic Star Casino, LLC, filed as Exhibit
          10.2 to the Company's Registration Statement, No.
          333-110993.
10.3**    Employment Agreement, dated October 22, 2001, between
          Michael E. Kelly and The Majestic Star Casino, LLC, filed as
          Exhibit 10.3 to the Company's Registration Statement, No.
          333-110993.
10.4**    Employment Agreement, dated October 21, 2002, between Jon
          Bennett and The Majestic Star Casino, LLC, filed as Exhibit
          10.4 to the Company's Registration Statement, No.
          333-110993.
10.5**    Employment Agreement, dated March 24, 2003, between Troy
          Keeping and The Majestic Star Casino, LLC, with Addendum,
          filed as Exhibit 10.5 to the Company's Registration
          Statement, No. 333-110993.
10.6**    Employment Agreement, dated July 20, 2001, between Domenic
          Mezzetta and Barden Mississippi Gaming, LLC, filed as
          Exhibit 10.6 to the Company's Registration Statement, No.
          333-110993.
10.7**    Employment Agreement, dated June 25, 2001, between Joseph
          Collins and Barden Colorado Gaming, LLC, filed as Exhibit
          10.7 to the Company's Registration Statement, No.
          333-110993.
10.8**    Management Agreement dated as of October 7, 2003, between
          The Majestic Star Casino, LLC and Barden Development, Inc.,
          filed as Exhibit 10.8 to the Company's Registration
          Statement, No. 333-110993.
10.9**    Expense Reimbursement Agreement, dated as of October 7,
          2003, between Barden Nevada Gaming, LLC and The Majestic
          Star Casino, LLC, filed as Exhibit 10.9 to the Company's
          Registration Statement, No. 333-110993.
10.10**   Berthing Agreement dated as of April 23, 1996 between The
          Majestic Star Casino, LLC and Buffington Harbor Riverboats,
          filed as Exhibit 10.5 to the Company's Registration
          Statement, No. 333-06489.
10.11**   First Amended and Restated Operating Agreement of Buffington
          Harbor Riverboats, LLC made as of October 31, 1995 by and
          between Trump Indiana, Inc. and The Majestic Star Casino,
          LLC, as amended by Amendment No. 1 to First Amended and
          Restated Operating Agreement of Buffington Harbor
          Riverboats, LLC, dated as of April 23, 1996, filed as
          Exhibit 10.6 to the Company's Registration Statement No.
          333-06489.

EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
10.12**   Second Amendment to The First Amended and Restated Operating
          Agreement of Buffington Harbor Riverboats, LLC, filed as
          Exhibit 10.12 to the Company's Registration Statement, No.
          333-110993.
10.13**   Development Agreement, dated March 26, 1996, by and between the Company and the City of Gary, Indiana, filed as Exhibit
          10.8 to the Company's Registration Statement, No. 333-06489.
12.1*     Computation of Ratio of Earnings to Fixed Charges for The
          Majestic Star Casino, LLC.
21.1**    List of Subsidiaries of The Majestic Star Casino, LLC, filed as Exhibit 21.1 to the Company's Registration Statement, No.
          333-110993.
23.1**    Consent of Dykema Gossett PLLC (included as part of its
          opinion filed as Exhibit 5.1), filed as Exhibit 23.1 to the
          Company's Registration Statement, No. 333-110993.
23.2**    Consent of Ice Miller (included as part of its opinion filed as Exhibit 5.2), filed as Exhibit 23.2 to the Company's
          Registration Statement, No. 333-110993.
23.3**    Consent of Watkins Ludlam Winter & Stennis, P.A. (included as part of its opinion filed as Exhibit 5.3), filed as
          Exhibit 23.3 to the Company's Registration Statement, No.
          333-110993.
23.4**    Consent of Robinson Waters & O'Dorisio (included as part of its opinion filed as Exhibit 5.4), filed as Exhibit 23.4 to the Company's Registration Statement, No. 333-110993.
23.5**    Consent of PricewaterhouseCoopers LLP, filed as Exhibit 23.5 to the Company's Registration Statement, No. 333-110993.
23.6**    Consent of Deloitte & Touche LLP, filed as Exhibit 23.6 to the Company's Registration Statement, No. 333-110993.
23.7**    Consent of Ernst & Young LLP, filed as Exhibit 23.7 to the
          Company's Registration Statement, No. 333-110993.
24.1*     Powers of Attorney (included on the signature page of this
          Registration Statement).
25.1**    Statement of Eligibility of Trustee on Form T-1, filed as
          Exhibit 25.1 to the Company's Registration Statement, No.
          333-110993.
99.1**    Form of Letter of Transmittal for 9 1/2% Senior Secured
          Notes due 2010, filed as Exhibit 99.1 to the Company's
          Registration Statement, No. 333-110993.
99.2**    Form of Notice of Guaranteed Delivery of 9 1/2% Senior
          Secured Notes due 2010, filed as Exhibit 99.2 to the
          Company's Registration Statement, No. 333-110993.
99.3**    Form of Letter to DTC Participants, filed as Exhibit 99.3 to the Company's Registration Statement, No. 333-110993.
99.4**    Form of Letter to Beneficial Owners, filed as Exhibit 99.4 to the Company's Registration Statement, No. 333-110993.
99.5**    Guidelines for Certification of Taxpayer Identification
          Number on Form W-9, filed as Exhibit 99.5 to the Company's
          Registration Statement, No. 333-110993.
99.6**    Form of Exchange Agent Agreement, filed as Exhibit 99.6 to the Company's Registration Statement, No. 333-110993.


---------------

 * Filed herewith

** Previously Filed

     (b) Financial Statement Schedules

          None.

ITEM 22.  UNDERTAKINGS


     (a) The undersigned registrants hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof; and

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrants of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (c) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11, 13, or 19(c) of this Form, within one business day of receipt of such request, and to send the incorporated documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (d) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired therein, that was not the subject of and included in the registration statement when it became effective.

     (e) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrants' annual reports pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the registrants listed below has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on January 8, 2004.


                                          THE MAJESTIC STAR CASINO, LLC

                                          By:       /s/ DON H. BARDEN
                                            ------------------------------------
                                                       Don H. Barden
                                              Member, Chairman, President and
                                                  Chief Executive Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does herby constitute and appoint Don H. Barden and Jon S. Bennett or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 8, 2004.


              SIGNATURE                                        TITLE
              ---------                                        -----

          /s/ DON H. BARDEN                       Member, Chairman, President and
--------------------------------------                Chief Executive Officer
            Don H. Barden                          (Principal Executive Officer)

          /s/ JON S. BENNETT                 Vice President and Chief Financial Officer
--------------------------------------                (Principal Financial and
            Jon S. Bennett                         Principal Accounting Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the registrants listed below has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on January 8, 2004.


                                          THE MAJESTIC STAR CASINO CAPITAL CORP.

                                          By:       /s/ DON H. BARDEN
                                            ------------------------------------
                                                       Don H. Barden
                                               Chairman, President and Chief
                                                      Executive Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does herby constitute and appoint Don H. Barden and Jon S. Bennett or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 8, 2004.


              SIGNATURE                                        TITLE
              ---------                                        -----

          /s/ DON H. BARDEN                Chairman, President, Chief Executive Officer,
--------------------------------------                      and Director
            Don H. Barden                          (Principal Executive Officer)

          /s/ JON S. BENNETT                 Vice President and Chief Financial Officer
--------------------------------------            (Principal Financial Officer and
            Jon S. Bennett                         Principal Accounting Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the registrants listed below has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on January 8, 2004.


                                          MAJESTIC INVESTOR HOLDINGS, LLC

                                          By:       /s/ DON H. BARDEN
                                            ------------------------------------
                                                       Don H. Barden
                                              Member, Chairman, President and
                                                  Chief Executive Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does herby constitute and appoint Don H. Barden and Jon S. Bennett or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 8, 2004.


              SIGNATURE                                        TITLE
              ---------                                        -----

          /s/ DON H. BARDEN                       Member, Chairman, President and
--------------------------------------                Chief Executive Officer
            Don H. Barden                          (Principal Executive Officer)

          /s/ JON S. BENNETT                 Vice President and Chief Financial Officer
--------------------------------------                (Principal Financial and
            Jon S. Bennett                         Principal Accounting Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the registrants listed below has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on January 8, 2004.


                                          BARDEN COLORADO GAMING, LLC

                                          By:       /s/ DON H. BARDEN
                                            ------------------------------------
                                                       Don H. Barden
                                               Chairman, President and Chief
                                                      Executive Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does herby constitute and appoint Don H. Barden and Jon S. Bennett or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 8, 2004.


                    SIGNATURE                                               TITLE
                    ---------                                               -----
                /s/ DON H. BARDEN                      Chairman, President and Chief Executive Officer
 ------------------------------------------------               (Principal Executive Officer)
                  Don H. Barden

                /s/ JON S. BENNETT                       Vice President and Chief Financial Officer
    -----------------------------------------                     (Principal Financial and
                  Jon S. Bennett                                Principal Accounting Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the registrants listed below has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on January 8, 2004.


                                          BARDEN MISSISSIPPI GAMING, LLC

                                          By:       /s/ DON H. BARDEN
                                            ------------------------------------
                                                       Don H. Barden
                                               Chairman, President and Chief
                                                      Executive Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does herby constitute and appoint Don H. Barden and Jon S. Bennett or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 8, 2004.


                    SIGNATURE                                               TITLE
                    ---------                                               -----
                /s/ DON H. BARDEN                      Chairman, President and Chief Executive Officer
 ------------------------------------------------               (Principal Executive Officer)
                  Don H. Barden

                /s/ JON S. BENNETT                       Vice President and Chief Financial Officer
    -----------------------------------------                     (Principal Financial and
                  Jon S. Bennett                                Principal Accounting Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the registrants listed below has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on January 8, 2004.


                                          MAJESTIC INVESTOR, LLC

                                          By        /s/ DON H. BARDEN
                                            ------------------------------------
                                                       Don H. Barden
                                               Chairman, President and Chief
                                                      Executive Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does herby constitute and appoint Don H. Barden and Jon S. Bennett or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 8, 2004.


                    SIGNATURE                                               TITLE
                    ---------                                               -----
                /s/ DON H. BARDEN                      Chairman, President and Chief Executive Officer
 ------------------------------------------------               (Principal Executive Officer)
                  Don H. Barden

                /s/ JON S. BENNETT                       Vice President and Chief Financial Officer
    -----------------------------------------                     (Principal Financial and
                  Jon S. Bennett                                Principal Accounting Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the registrants listed below has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on January 8, 2004.


                                          MAJESTIC INVESTOR CAPITAL CORP.

                                          By:       /s/ DON H. BARDEN
                                            ------------------------------------
                                                       Don H. Barden
                                               Chairman, President and Chief
                                                      Executive Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does herby constitute and appoint Don H. Barden and Jon S. Bennett or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 8, 2004.


                    SIGNATURE                                               TITLE
                    ---------                                               -----
                /s/ DON H. BARDEN                           Chairman, President, Chief Executive
 ------------------------------------------------                   Officer and Director
                  Don H. Barden                                 (Principal Executive Officer)

                /s/ JON S. BENNETT                       Vice President and Chief Financial Officer
    -----------------------------------------                     (Principal Financial and
                  Jon S. Bennett                                Principal Accounting Officer)

                               INDEX TO EXHIBITS


EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
 1.1**    Purchase Agreement, dated as of September 26, 2003, by and among The Majestic Star Casino, LLC, The Majestic Star
          Casino Capital Corp., Jefferies & Company, Inc. and Wells
          Fargo Securities, LLC, filed as Exhibit 1.1 to the Company's
          Registration Statement, No. 333-110993.
 3.1**    Amended and Restated Articles of Organization of The
          Majestic Star Casino, LLC, filed as Exhibit 3.1 to the
          Company's Registration Statement, No. 333-06489.
 3.2**    Third Amended and Restated Operating Agreement of The
          Majestic Star Casino, LLC dated as of March 29, 1996, filed as Exhibit 3.2 to the Company's Registration Statement, No.
          333-06489.
 3.3**    First Amendment of Third Amended and Restated Operating
          Agreement of The Majestic Star Casino, LLC, dated as of June
          18, 1999, filed as Exhibit 3.3 to the Company's Registration
          Statement, No. 333-085089.
 3.4**    Articles of Incorporation of The Majestic Star Casino
          Capital Corp., filed as Exhibit 3.4 to the Company's
          Registration Statement, No. 333-085089.
 3.5**    Bylaws of The Majestic Star Casino Capital Corp., filed as
          Exhibit 3.5 to the Company's Registration Statement, No.
          333-085089.
 3.6**    Certificate of Formation of Majestic Investor Holdings, LLC,
          filed as Exhibit 3.6 to the Company's Registration
          Statement, No. 333-110993.
 3.7**    Limited Liability Company Agreement of Majestic Investor
          Holdings, LLC dated September 25, 2001, filed as Exhibit 3.7 to the Company's Registration Statement, No. 333-110993.
 3.8**    Certificate of Incorporation of Majestic Investor Capital
          Corp., filed as Exhibit 3.8 to the Company's Registration
          Statement, No. 333-110993.
 3.9**    Bylaws of Majestic Investor Capital Corp., filed as Exhibit
          3.9 to the Company's Registration Statement, No. 333-110993.
 3.10**   Amended and Restated Articles of Organization of Barden
          Colorado Gaming, LLC., filed as Exhibit 3.10 to the
          Company's Registration Statement, No. 333-110993.
 3.11**   Operating Agreement of Barden Colorado Gaming, LLC, filed as
          Exhibit 3.11 to the Company's Registration Statement, No.
          333-110993.
 3.12**   Certificate of Formation of Barden Mississippi Gaming, LLC,
          filed as Exhibit 3.12 to the Company's Registration
          Statement, No. 333-110993.
 3.13**   Certificate of Amendment to Certificate of Formation of
          Barden Mississippi Gaming, LLC, filed September 25, 2001,
          filed as Exhibit 3.13 to the Company's Registration
          Statement, No. 333-110993.
 3.14**   Certificate of Amendment to Certificate of Formation of
          Barden Mississippi Gaming, LLC, filed October 17, 2001,
          filed as Exhibit 3.14 to the Company's Registration
          Statement, No. 333-110993.
 3.15**   Amended and Restated Operating Agreement of Barden
          Mississippi Gaming, LLC, filed as Exhibit 3.15 to the
          Company's Registration Statement, No. 333-110993.
 4.1**    Indenture, dated as of October 7, 2003, among The Majestic
          Star Casino, LLC and Majestic Star Casino Capital Corp., as
          issuers, and the subsidiary guarantors, as subsidiary
          guarantors and The Bank of New York, as trustee, filed as
          Exhibit 4.1 to the Company's Registration Statement, No.
          333-110993.
 4.2**    Indenture, dated as of December 6, 2001, between Majestic
          Investor Holdings, LLC and Majestic Investor Capital Corp.,
          as issuers, Barden Colorado Gaming, LLC, Barden Nevada
          Gaming, LLC, and Barden Mississippi Gaming, LLC, as
          guarantors, and The Bank of New York, as trustee, filed as
          Exhibit 4.2 to the Company's Registration Statement, No.
          333-110993.
 4.3**    Supplemental Indenture, dated as of September 25, 2003, by and among The Majestic Star Casino, LLC, The Majestic Star
          Casino Capital Corp. and The Bank of New York, filed as
          Exhibit 4.3 to the Company's Registration Statement, No.
          333-110993.

EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
 4.4**    Supplemental Indenture, dated as of September 25, 2003, by and among Majestic Investor Holdings, Majestic Investor
          Capital Corp. and The Bank of New York, filed as Exhibit 4.4 to the Company's Registration Statement, No. 333-110993.
 4.5**    Registration Rights Agreement, dated as of October 7, 2003, among The Majestic Star Casino, LLC, The Majestic Star
          Casino Capital Corp., Jefferies & Company, Inc., and Wells
          Fargo Securities, LLC, filed as Exhibit 4.5 to the Company's
          Registration Statement, No. 333-110993.
 4.6**    Intercreditor Agreement, dated as of October 7, 2003,
          between The Bank of New York and Wells Fargo Foothill, Inc., filed as Exhibit 4.6 to the Company's Registration
          Statement, No. 333-110993.
 5.1**    Opinion of Dykema Gossett PLLC, filed as Exhibit 5.1 to the
          Company's Registration Statement, No. 333-110993.
 5.2**    Opinion of Ice Miller, filed as Exhibit 5.2 to the Company's
          Registration Statement, No. 333-110993.
 5.3**    Opinion of Watkins Ludlam Winter & Stennis, P.A., filed as
          Exhibit 5.3 to the Company's Registration Statement, No.
          333-110993.
 5.4**    Opinion of Robinson Waters & O'Dorisio, filed as Exhibit 5.4 to the Company's Registration Statement, No. 333-110993.
10.1**    Loan and Security Agreement dated as of October 7, 2003, by and among The Majestic Star Casino, LLC, certain
          subsidiaries signatory thereto, the lenders signatories
          thereto and Wells Fargo Foothill, Inc., as Agent, filed as
          Exhibit 10.1 to the Company's Registration Statement, No.
          333-110993.
10.2**    Letter Agreement, dated October 22, 2001, between Don H.
          Barden and The Majestic Star Casino, LLC, filed as Exhibit
          10.2 to the Company's Registration Statement, No.
          333-110993.
10.3**    Employment Agreement, dated October 22, 2001, between
          Michael E. Kelly and The Majestic Star Casino, LLC, filed as
          Exhibit 10.3 to the Company's Registration Statement, No.
          333-110993.
10.4**    Employment Agreement, dated October 21, 2002, between Jon
          Bennett and The Majestic Star Casino, LLC, filed as Exhibit
          10.4 to the Company's Registration Statement, No.
          333-110993.
10.5**    Employment Agreement, dated March 24, 2003, between Troy
          Keeping and The Majestic Star Casino, LLC, with Addendum,
          filed as Exhibit 10.5 to the Company's Registration
          Statement, No. 333-110993.
10.6**    Employment Agreement, dated July 20, 2001, between Domenic
          Mezzetta and Barden Mississippi Gaming, LLC, filed as
          Exhibit 10.6 to the Company's Registration Statement, No.
          333-110993.
10.7**    Employment Agreement, dated June 25, 2001, between Joseph
          Collins and Barden Colorado Gaming, LLC, filed as Exhibit
          10.7 to the Company's Registration Statement, No.
          333-110993.
10.8**    Management Agreement dated as of October 7, 2003, between
          The Majestic Star Casino, LLC and Barden Development, Inc.,
          filed as Exhibit 10.8 to the Company's Registration
          Statement, No. 333-110993.
10.9**    Expense Reimbursement Agreement, dated as of October 7,
          2003, between Barden Nevada Gaming, LLC and The Majestic
          Star Casino, LLC, filed as Exhibit 10.9 to the Company's
          Registration Statement, No. 333-110993.
10.10**   Berthing Agreement dated as of April 23, 1996 between The
          Majestic Star Casino, LLC and Buffington Harbor Riverboats,
          filed as Exhibit 10.5 to the Company's Registration
          Statement, No. 333-06489.
10.11**   First Amended and Restated Operating Agreement of Buffington
          Harbor Riverboats, LLC made as of October 31, 1995 by and
          between Trump Indiana, Inc. and The Majestic Star Casino,
          LLC, as amended by Amendment No. 1 to First Amended and
          Restated Operating Agreement of Buffington Harbor
          Riverboats, LLC, dated as of April 23, 1996, filed as
          Exhibit 10.6 to the Company's Registration Statement No.
          333-06489.
10.12**   Second Amendment to The First Amended and Restated Operating
          Agreement of Buffington Harbor Riverboats, LLC, filed as
          Exhibit 10.12 to the Company's Registration Statement, No.
          333-110993.

EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
10.13**   Development Agreement, dated March 26, 1996, by and between the Company and the City of Gary, Indiana, filed as Exhibit
          10.8 to the Company's Registration Statement, No. 333-06489.
12.1*     Computation of Ratio of Earnings to Fixed Charges for The
          Majestic Star Casino, LLC.
21.1**    List of Subsidiaries of The Majestic Star Casino, LLC, filed as Exhibit 21.1 to the Company's Registration Statement, No.
          333-110993.
23.1**    Consent of Dykema Gossett PLLC (included as part of its
          opinion filed as Exhibit 5.1), filed as Exhibit 23.1 to the
          Company's Registration Statement, No. 333-110993.
23.2**    Consent of Ice Miller (included as part of its opinion filed as Exhibit 5.2), filed as Exhibit 23.2 to the Company's
          Registration Statement, No. 333-110993.
23.3**    Consent of Watkins Ludlam Winter & Stennis, P.A. (included as part of its opinion filed as Exhibit 5.3), filed as
          Exhibit 23.3 to the Company's Registration Statement, No.
          333-110993.
23.4**    Consent of Robinson Waters & O'Dorisio (included as part of its opinion filed as Exhibit 5.4), filed as Exhibit 23.4 to the Company's Registration Statement, No. 333-110993.
23.5**    Consent of PricewaterhouseCoopers LLP, filed as Exhibit 23.5 to the Company's Registration Statement, No. 333-110993.
23.6**    Consent of Deloitte & Touche LLP, filed as Exhibit 23.6 to the Company's Registration Statement, No. 333-110993.
23.7**    Consent of Ernst & Young LLP, filed as Exhibit 23.7 to the
          Company's Registration Statement, No. 333-110993.
24.1*     Powers of Attorney (included on the signature page of this
          Registration Statement).
25.1**    Statement of Eligibility of Trustee on Form T-1, filed as
          Exhibit 25.1 to the Company's Registration Statement, No.
          333-110993.
99.1**    Form of Letter of Transmittal for 9 1/2% Senior Secured
          Notes due 2010, filed as Exhibit 99.1 to the Company's
          Registration Statement, No. 333-110993.
99.2**    Form of Notice of Guaranteed Delivery of 9 1/2% Senior
          Secured Notes due 2010, filed as Exhibit 99.2 to the
          Company's Registration Statement, No. 333-110993.
99.3**    Form of Letter to DTC Participants, filed as Exhibit 99.3 to the Company's Registration Statement, No. 333-110993.
99.4**    Form of Letter to Beneficial Owners, filed as Exhibit 99.4 to the Company's Registration Statement, No. 333-110993.
99.5**    Guidelines for Certification of Taxpayer Identification
          Number on Form W-9, filed as Exhibit 99.5 to the Company's
          Registration Statement, No. 333-110993.
99.6**    Form of Exchange Agent Agreement, filed as Exhibit 99.6 to the Company's Registration Statement, No. 333-110993.


---------------

 * Filed herewith

** Previously Filed